Generex Plans Rights Offering Upon Approval
of Reverse Stock Split and Listing on a National Stock Exchange

WORCESTER, MA & TORONTO, CANADA, March 30, 2011 (PRNewswire) – Generex Biotechnology Corporation (www.generex.com) (OTCBB:GNBT.OB) today announced that it plans to initiate a rights offering  of common stock and warrants to its stockholders in the event it receives approval for a reverse stock split at the next Annual Meeting of the Company’s stockholders scheduled for Wednesday, June 8, 2011 and the Company’s common stock is listed for trading on a national stock exchange.  The amount of the offering has not been determined and will be subject to prevailing market conditions. Certain warrant holders will also have the right to participate in the offering.

Generex will file a registration statement with the Securities and Exchange Commission forthwith following stockholder approval of a reverse stock split and approval of Generex’s application for listing on a national stock exchange contingent only upon Generex meeting the minimum share price requirement of such exchange.  Generex expects the commencement of the offering and the distribution of rights to occur promptly following a national stock exchange listing and effectiveness of the registration statement.  The record date for the distribution of the rights and the dates for both the subscription period and the expiration of the rights offering will be included in the final prospectus.

Under the proposed terms of the rights offering, Generex will distribute one right to each holder of record of every share of its common stock that is held on the record date.  Each transferable right will entitle the holder to purchase one unit at a subscription price to be determined prior to the effective date of the registration statement.  Each unit will consist of one share of common stock and two warrants to purchase additional shares of common stock.  Generex expects to use the proceeds from the rights offering primarily to fund its on-going research and development and product commercialization initiatives and the acquisition of Global Medical Direct, LLC.

This press release does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.

Forward-Looking Statements

This press release includes statements about future economic performance, finances, expectations, plans and prospects of Generex that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based on Generex’s current plans, estimates and expectations.  Some forward-looking statements may be identified by use of terms such as “anticipate,” “expect,” “plan,” “may,” “should,” “could,” “will,” “would,” “estimate,” and similar words, terms or statements of a future or forward-looking nature.  Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements.  Risks and uncertainties relating to the proposed offering include the risks that: (1) Generex will not obtain the stockholder approval of the reverse stock split; (2) Generex will not meet the standards for listing its common stock on a national stock exchange; and (3) the anticipated benefits of the right offering will not be realized.   No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements.  Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.

Generex Contacts:

Investor Relations Contacts:
Generex Biotechnology Corporation
Todd Falls
800-391-6755

Seahawk Capital Partners, Inc.
Joseph Moscato
646-599-6222

Media Contact:
Beckerman Public Relations
Christina Markowitch
201-465-8002